                                                               DELAWARE
                                                               INVESTMENTS(SM)
                                                               ===============


2001 Semi-annual Shareholder Report
-----------------------------------
Delaware Diversified Growth Fund

May 7, 2001

Dear Shareholder:

Recap of Events - During the six-month period ended March 31, 2001, consumer confidence fell noticeably in the U.S. as the economy threatened to end its 10-year run of sustained growth. An array of economic indicators pointed to a quickly falling economic growth rate in the autumn of 2000, just as corporate profits began to weaken. The result was poor performance for U.S. stocks, and aggressive action from the Federal Reserve Board, which began slashing interest rates early in 2001 in an effort to jump-start the economy.

Softer corporate profits first became apparent in sectors such as technology, telecommunications, and manufacturing during the fall of 2000. As the slowdown progressed, corporate earnings weakness spread throughout the economy and affected a wider array of stocks that included many blue chips.

Throughout the six-month period major stock indexes, including the S&P 500 Index, seemed to grope for a bottom, as investors speculated about the direction of the economy. Early in 2001, many stocks experienced the proverbial "January Effect," as major stock indexes reversed direction for a few weeks and posted gains for the month. However, those gains were quickly negated in February, a month that offered only 19 days of market activity but which saw the S&P 500 Index fall by 9.11%.

By March 31, 2001, the obviously weakened economy and a dim profit picture had taken a toll on stock performance. For the six months ended March 31, 2001, the S&P 500 Index fell 18.74%. By comparison, the technology-heavy Nasdaq Composite Index lost 49.86%.

Delaware Diversified Growth Fund returned -38.28% during the six-month period ended March 31, 2001 (Institutional and Class A shares at net asset value with distributions reinvested). The Fund's performance trailed that of its benchmark, the Russell 1000 Growth Index, which fell by 37.78% for the same period.

Market Outlook - Although we expect to see more weak corporate earnings reports during the second quarter of 2001, we believe that the worst of the market's woes are now behind us.

We expect the Federal Reserve Board to continue its current easing cycle until short-term interest rates have reached 4% to 4.5%. We also believe that the desired effects of those continued rate decreases should eventually be felt, and that the Fed is likely to be successful in stimulating the economy in 2001.

Investors in stocks and stock mutual funds have endured very challenging markets for more than a year. Typically, the direction of the stock market leads the economy by several months. This means that the onset of stronger market performance may not be foreshadowed by a specific economic indicator, or by any signal at all.

We believe that current market levels have created some attractive valuations among mid-cap stocks. We think investors who keep with their regular investment plans have every reason to be optimistic that investments made today will show appreciation over the long term. Moving forward, our investment team will continue to manage your Fund with what we believe are fundamentally sound investment strategies, committed to performing the in-depth research you can expect from an exceptional investment company.

As always, we recommend adherence to the time-tested principles of sound investing -- including diversification, maintaining a long-term perspective, assessing risk tolerance, and investing on a regular basis.



Sincerely,

/s/ Charles E. Haldeman, Jr.
------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds

Portfolio Management Review
---------------------------


J. Paul Dokas
Senior Portfolio Manager and
Senior Research Analyst

Robert E. Ginsberg
Equity Analyst

May 7, 2001


The Fund's Results
The six months ended March 31, 2001, brought a continuation of the challenging investment environment that we experienced during the second half of our 2000 fiscal year. The landscape for growth investors has been extremely challenging for more than a year now. Many sectors and stocks that once contributed to the market's strong performance reversed direction and gave up gains during the market's extended period of volatility. Large-cap growth funds tracked by Lipper averaged returns of -34.01% for the six-month period, while our benchmark, the Russell 1000 Growth Index, fell by 37.78%. Your Fund's -38.28% return trailed the benchmark by one half of a percentage point - a lag that is attributable to underperformance by a handful of stocks in the portfolio.

Technology and telecommunications services were generally poor performing sectors during the period. Both sectors experienced significant corrections during the fall of 2000 that were influenced by economic slowing and weak corporate earnings.

The stock of Cisco Systems, a company with high growth expectations and one of the Fund's top ten holdings, was among our poor performers for the period. Cisco stock declined by more than 50% over the six-month period. While we believe Cisco's prospects for continued growth remain strong, the company asked analysts to trim growth forecasts during the period due to cyclical slowing in its business. Another high profile name that contributed negatively to performance, and which was among our worst-performing technology holdings, was JDS Uniphase. Like Cisco Systems, JDS also fell by greater than 50% in six months.

Investor enthusiasm for technology certainly diminished during the period, hurting stock performance in the sector. However, the downturn has created what we believe to be much more attractive valuations for many of the high-quality growth companies that we plan to hold in the portfolio going forward. As a result, computers and technology remained the Fund's largest sector, and comprised 27.6% of the portfolio as of March 31, 2000.

Positive stock market performance during the six-month period was generally limited to less economically sensitive sectors of the economy, including areas such as basic materials, consumer staples, and transportation. Positive performing stocks that buoyed performance of Delaware Diversified Growth Fund during the period included retailing giant Wal-Mart Stores, and Washington

Mutual, a financial services company serving consumers and small to mid-sized businesses.

During the period, we trimmed our exposure to telecommunications stocks, which were poor performers as a group and which we believe may have an extended time to recovery. Telecommunications stocks comprised greater than 10% of the portfolio at the start of the period, but little more than 5% as of March 31, 2001. Our sector rotations allowed healthcare and pharmaceutical stocks to become the Fund's second-largest sector, comprising 21.6% of the portfolio as of March 31, 2001. Key holdings in the sector include pharmaceutical manufacturers Pfizer, Schering Plough, and Merck & Company. We have also invested in global biotech company Amgen, and Medtronic, the world's leading manufacturer of pacemakers.

Outlook
We believe that the worst of the damage done in the stock market is now over, and that many growth stocks are currently trading at levels from which we can expect stronger returns over the coming months and years. In the near term, however, we expect to see weak corporate earnings and a continuation of stock market volatility.

We remain committed to a fundamental approach to stock selection, as well as to the large-cap growth investment objective of Delaware Diversified Growth Fund. We think the long-term outlook for large-cap growth stocks remains strong, and we will continue to strive for consistency of return relative to our benchmark.


This semi-annual report is for the information of Delaware Diversified Growth Fund shareholders. The current prospectus for the Fund sets forth details about charges, expenses, investment objectives and operating policies. You should read the Fund's prospectus carefully before you invest or send money.

Delaware Diversified Growth Fund
Top 10 Holdings
March 31, 2001

                                                                    Percentage
Company                    Sector                                  of Net Assets
-------                    ------                                  -------------
General Electric           Electronics & Electrical Equipment          9.1%
Pfizer                     Healthcare & Pharmaceuticals                6.1%
Microsoft                  Computers & Technology                      5.3%
Intel                      Electronics & Electrical Equipment          4.2%
AOL Time Warner            Computers & Technology                      3.7%
Wal-Mart Stores            Retail                                      2.9%
International
   Business Machines       Computers & Technology                      2.8%
Merck & Company            Healthcare & Pharmaceuticals                2.5%
Cisco Systems              Computers & Technology                      2.4%
Home Depot                 Retail                                      2.2%



Delaware Diversified Growth Fund
As of March 31, 2001

Fund Objective
The Fund seeks capital appreciation.

Total Fund Net Assets
$12.17 million

Number of Holdings
146

Fund Managers

J. Paul Dokas, Senior Portfolio Manager and Senior Research Analyst, joined Delaware Investments in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corp. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is a CFA Charterholder.

Robert E. Ginsberg, Equity Analyst, graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a degree in Economics and a concentration in Finance. Prior to joining Delaware in September of 1997, he was a Consultant at Andersen Consulting, working primarily with financial services companies. At Delaware, Mr. Ginsberg handles diverse analytical responsibilities involving large-capitalization stocks.

Delaware Diversified Growth Fund Performance
--------------------------------------------
Average Annual Total Returns
For the periods ended March 31, 2001

                                                     Lifetime*         One Year         Six Months
Delaware Diversified Growth Fund
       Institutional Class Shares                     -0.24%            -43.07%           -38.28%

       Class A Shares Excluding Sales Charge          -0.24%            -43.07%           -38.28%

       Class A Shares Including Sales Charge          -1.60%            -46.36%           -41.81%

Russell 1000 Growth Index                             +8.95%            -42.72%           -37.78%

S&P 500 Index                                        +11.94%            -21.67%           -18.74%

S&P/Barra Growth Index                               +10.86%            -38.19%           -31.23%

The Institutional class results shown above assume reinvestment of distributions. Class A returns are based on net asset value and assume reinvestment of distributions. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. The Russell 1000 Growth Index measures stocks of large-cap companies in the large-cap Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a weighted, unmanaged index that tracks the stocks of companies with large market capitalizations. S&P/Barra Growth Index measures those stocks in the S&P 500 Index with higher price-to-book ratios. It is not possible to invest directly in an index. Past performance is not a guarantee of future results. This information is for shareholder use only.

No sales charges or 12b-1 fees were imposed on Class A shares and no Class B or Class C shares were outstanding during the periods shown. An expense limitation was in effect for the periods shown. Returns would have been lower had the expense limitation not been in effect.

o Since December 2, 1996 (commencement of operations).



Delaware Diversified Growth Fund
Statement of Net Assets
March 31, 2001
(Unaudited)

                                                                                        Number of            Market
                                                                                         Shares              Value
                                                                                        -----------------------------
Common Stock - 100.11%
Aerospace & Defense - 0.85%
Boeing                                                                                     1,100             $ 61,281
Honeywell International                                                                    1,037               42,310
                                                                                                          -----------
                                                                                                              103,591
                                                                                                          -----------

Banking & Finance - 2.55%
Capital One Financial                                                                      1,200               66,600
Citigroup                                                                                    566               25,459
JP Morgan Chase                                                                              750               33,675
MBNA                                                                                       1,500               49,650
Morgan Stanley Dean Witter                                                                   500               26,750
Stilwell Financial                                                                           900               24,138
US Bancorp                                                                                 1,239               28,733
Washington Mutual                                                                          1,000               54,750
                                                                                                          -----------
                                                                                                              309,755
                                                                                                          -----------

Delaware Diversified Growth Fund
Statement of Net Assets (continued)

                                                                                        Number of            Market
                                                                                         Shares              Value
                                                                                        -----------------------------
Business Services - 0.41%
*Cendant                                                                                   1,800           $   26,262
Manpower                                                                                     800               23,040
                                                                                                          -----------
                                                                                                               49,302
                                                                                                          -----------

Cable, Media & Publishing - 1.44%
*Clear Channel Communications                                                                452               24,611
*Comcast                                                                                   1,020               42,776
*Echostar Communications                                                                   1,200               33,225
*Viacom                                                                                    1,710               75,189
                                                                                                          -----------
                                                                                                              175,801
                                                                                                          -----------

Computers & Technology - 27.58%
Adobe Systems                                                                              2,200               76,934
*Affiliated Computer Services                                                                500               32,450
AOL Time Warner                                                                           11,200              449,679
*Ariba                                                                                     3,300               26,091
*Brocade Communications System                                                             1,800               37,602
*Cadence Design Systems                                                                    1,300               24,037
*Ceridian                                                                                  2,400               44,400
*Cisco Systems                                                                            18,700              295,693
*Citrix Systems                                                                            1,000               21,125
Compaq Computer                                                                            2,900               52,780
*Concord EFS                                                                                 800               32,600
*Dell Computer                                                                             8,400              215,775
Electronic Data Systems                                                                      500               27,930
*EMC                                                                                       5,800              170,520
*Emulex                                                                                    1,000               18,813
*Fiserv                                                                                      800               35,950
Hewlett-Packard                                                                            1,100               34,397
*I2 Technologies                                                                           1,100               16,019
International Business Machines                                                            3,500              336,629
*Intuit                                                                                    1,100               30,525
*Juniper Networks                                                                          1,000               37,960
Linear Technology                                                                            600               24,638
*McData                                                                                      161                3,039
*Mercury Interactive                                                                         400               16,750
*Microsoft                                                                                11,675              638,476
*Oracle                                                                                   16,200              242,676
*Palm                                                                                      1,738               16,313
*Peregrine Systems                                                                         1,900               37,050
Seagate Technology Tracking                                                                1,300                    0
*Siebel Systems                                                                            1,400               38,080
*Sun Microsystems                                                                         10,800              165,996
*Sybase                                                                                    1,400               21,700
*VeriSign                                                                                    900               31,894
*Veritas Software                                                                          1,305               60,343
*Yahoo                                                                                     1,600               25,200
                                                                                                          -----------
                                                                                                            3,354,674
                                                                                                          -----------

Consumer Products - 1.96%
Avon Products                                                                              1,100               43,989
Corning                                                                                    3,200               66,208
Gillette                                                                                   3,300              102,861
Procter & Gamble                                                                             400               25,040
                                                                                                          -----------
                                                                                                              238,098
                                                                                                          -----------

Delaware Diversified Growth Fund
Statement of Net Assets (continued)

                                                                                        Number of            Market
                                                                                         Shares              Value
                                                                                        -----------------------------
Electronics & Electrical Equipment - 20.41%
*Advanced Micro Devices                                                                    2,200           $   58,388
*Altera                                                                                    1,800               38,588
*Analog Devices                                                                            1,600               57,984
*Applied Micro Circuits                                                                      500                8,250
*Broadcom                                                                                    400               11,560
General Electric                                                                          26,500            1,109,289
*General Motors-Class H                                                                    3,900               76,050
Intel                                                                                     19,400              510,463
*JDS Uniphase                                                                              3,040               56,050
*Kla-Tencor                                                                                1,300               51,188
*Micron Technology                                                                         2,400               99,672
Motorola                                                                                   2,705               38,573
Newport                                                                                      300                8,778
*PMC - Sierra                                                                                700               17,780
*Sanmina                                                                                   1,300               25,431
*Solectron                                                                                 3,600               68,436
Texas Instruments                                                                          5,710              176,896
*Triquint Semiconductor                                                                    1,700               25,181
*Vitesse Semiconductor                                                                       700               16,669
*Xilinx                                                                                      800               28,100
                                                                                                          -----------
                                                                                                            2,483,326
                                                                                                          -----------

Energy - 1.86%
Anadarko Petroleum                                                                           500               31,390
Apache                                                                                       700               40,327
Enron                                                                                        500               29,050
*Noble Drilling                                                                              700               32,312
Schlumberger                                                                                 400               23,044
Tidewater                                                                                    800               36,160
Williams                                                                                     800               34,280
                                                                                                          -----------
                                                                                                              226,563
                                                                                                          -----------

Environmental Services - 0.83%
Applied Biosystems Group - Applera                                                         1,200               33,300
Ecolab                                                                                       800               33,936
*Republic Services                                                                         1,800               33,750
                                                                                                          -----------
                                                                                                              100,986
                                                                                                          -----------

Food, Beverage & Tobacco - 2.48%
Coca Cola                                                                                  3,900              176,124
Heinz (H.J.)                                                                                 800               32,160
Quaker Oats                                                                                  400               39,200
Sara Lee                                                                                   2,500               53,950
                                                                                                          -----------
                                                                                                              301,434
                                                                                                          -----------

Healthcare & Pharmaceuticals - 21.64%
Abbott Laboratories                                                                          400               18,876
*Abgenix                                                                                     500               11,844
American Home Products                                                                     1,600               94,000
*Amgen                                                                                     2,900              174,544
*Boston Scientific                                                                         2,100               42,378
Bristol-Myers Squibb                                                                       3,300              196,020
Cardinal Health                                                                              500               48,375
Eli Lilly & Company                                                                        2,200              168,652
*Genentech                                                                                   800               40,400

Delaware Diversified Growth Fund
Statement of Net Assets (continued)

                                                                                        Number of            Market
                                                                                         Shares              Value
                                                                                        -----------------------------
Healthcare & Pharmaceuticals (continued)
*Guidant                                                                                   1,000           $   44,990
HCA - The Healthcare Company                                                               1,000               40,270
*Immunex                                                                                   1,000               14,313
Johnson & Johnson                                                                          1,000               87,470
*Medimmune                                                                                   600               21,525
Medtronic                                                                                  2,500              114,350
Merck & Company                                                                            4,000              303,600
*Millennium Pharmaceuticals                                                                  800               24,368
*Oxford Health Plans                                                                       1,100               29,425
Pfizer                                                                                    18,225              746,313
Pharmacia                                                                                  2,500               17,800
Schering-Plough                                                                            5,900              215,527
*Sepracor                                                                                    400               12,800
*Wellpoint Health Networks                                                                   400               38,124
                                                                                                          -----------
                                                                                                            2,631,889
                                                                                                          -----------

Industrial Machinery - 1.25%
*Applied Materials                                                                         3,500              152,250
                                                                                                          -----------
                                                                                                              152,250
                                                                                                          -----------

Leisure, Lodging & Entertainment - 0.77%
Harley-Davidson                                                                            1,600               60,720
Marriott International                                                                       800               32,944
                                                                                                          -----------
                                                                                                               93,664
                                                                                                          -----------

Miscellaneous - 0.34%
PerkinElmer                                                                                  800               41,960
                                                                                                          -----------
                                                                                                               41,960
                                                                                                          -----------

Packaging & Containers - 0.27%
*Sealed Air                                                                                1,000               33,330
                                                                                                          -----------
                                                                                                               33,330
                                                                                                          -----------

Retail - 8.57%
*Best Buy                                                                                  1,500               53,940
*BJ's Wholesale Club                                                                       1,100               52,635
CVS                                                                                        1,200               70,188
Fastenal                                                                                     500               27,250
Home Depot                                                                                 6,200              267,220
Limited                                                                                    1,600               25,152
Lowe's                                                                                     1,100               64,295
*Safeway                                                                                   1,000               55,150
*Tricon Global Restaurants                                                                 1,100               42,009
Wal-Mart Stores                                                                            7,000              353,500
*Williams-Sonoma                                                                           1,200               31,500
                                                                                                          -----------
                                                                                                            1,042,839
                                                                                                          -----------

Telecommunications - 5.32%
*Crown Castle International                                                                2,300               34,069
*Extreme Networks                                                                            500                7,605
*Foundry Networks                                                                          2,200               16,500
Lucent Technologies                                                                        7,600               75,772
*Network Appliance                                                                         1,500               25,219
*Nextel Communications                                                                     4,500               64,688
*QUALCOMM                                                                                  2,600              147,224
Scientific-Atlanta                                                                         1,200               49,908
Sprint                                                                                     1,200               26,388

Delaware Diversified Growth Fund
Statement of Net Assets (continued)

                                                                                       Number of            Market
                                                                                        Shares              Value
                                                                                       -----------------------------
Telecommunications (continued)
*Sprint PCS                                                                               2,800          $    53,200
*Tellabs                                                                                  1,000               40,688
*Worldcom                                                                                 5,700              106,518
                                                                                                         -----------
                                                                                                             647,779
                                                                                                         -----------

Textiles, Apparel & Furniture - 0.61%
Herman Miller                                                                             1,100               25,438
Nike                                                                                      1,200               48,660
                                                                                                         -----------
                                                                                                              74,098
                                                                                                         -----------
Utilities - 0.97%
*AES                                                                                      1,600               79,936
*Calpine                                                                                    700               38,549
                                                                                                         -----------
                                                                                                             118,485
                                                                                                         -----------
Total Common Stock (cost $16,037,793)                                                                     12,179,824
                                                                                                         ===========
                                                                                        Principal
                                                                                         Amount
                                                                                        ---------
With BNP Paribas 5.27% 4/2/01 (dated 3/30/01,
collateralized by $500 U.S. Treasury Bills due
6/28/01, market value $537 and $500 U.S. Treasury
Notes 5.875% due 10/31/01, market value $490).                                           $1,000                1,000
With Chase Manhattan 5.05% 4/2/01 (dated 3/30/01,
collateralized by $700 U.S. Treasury Notes 6.50%
due 3/31/02, market value $716 and $100 U.S.
Treasury Notes 6.25% due 2/15/03, market value $86
and $200 U.S. Treasury Notes 9.375% due 2/15/06,
market value $231).                                                                       1,000                1,000
With UBS Warburg 5.27% 4/2/01 (dated 3/30/01,
collateralized by $1,000 U.S. Treasury Bills due
4/19/01, market value $1,025).                                                            1,000                1,000
                                                                                                         -----------
Total Repurchase Agreements (cost $3,000)                                                                      3,000
                                                                                                         ===========

Total Market Value of Securities - 100.13%
   (cost $16,040,793)                                                                                     12,182,824
Liabilities Net of Receivables and Other Assets - (0.13%)                                                    (15,519)
                                                                                                         -----------
Net Assets Applicable to 1,802,643 Shares Outstanding - 100.00%                                           12,167,305
                                                                                                         ===========

Net Asset Value - Delaware Diversified Growth Fund
Class A ($31,230 / 4,626 Shares)                                                                               $6.75
                                                                                                         ===========

Net Asset Value - Delaware Diversified Growth Fund
Institutional Class ($12,136,075 / 1,798,017 Shares)                                                           $6.75
                                                                                                         ===========
--------------------------------------------------------------------------------------------------------------------
*Non-income producing security for the six months ended March 31, 2001.

Components of Net Assets at March 31, 2001:
Shares of beneficial interest (unlimited authorization - no par)                                         $16,606,394
Distributions in excess of net investment income                                                             (49,459)
Accumulated net realized loss on investments                                                                (531,668)
Net unrealized depreciation of investments                                                                (3,857,962)
                                                                                                         -----------
Total net assets                                                                                         $12,167,305
                                                                                                         ===========

Delaware Diversified Growth Fund
Statement of Net Assets (continued)

Net Asset Value and Offering Price per Share -
Delaware Diversified Growth Fund
Net asset value Class A (A)                                                                                     $6.75
Sales charge (5.75% of offering price, or 6.07% of the amount invested per share)(B)                             0.41
                                                                                                          -----------
Offering price                                                                                                  $7.16
                                                                                                          ===========

-------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Delaware Diversified Growth Fund
Statement of Operations
Six Months Ended March 31, 2001 (Unaudited)

Investment Income:
Dividends                                                                    $30,040
Interest                                                                       1,756          $31,796
                                                                             ------------------------


Expenses:
Management fees                                                               40,187
Trustees' fees                                                                 3,963
Reports and statements to shareholders                                         3,000
Dividend disbursing and transfer agent fees and expenses                       2,920
Accounting and administration expenses                                         2,625
Distribution expenses                                                             96
Other                                                                          1,143
                                                                             -------
                                                                              53,934
Less expenses absorbed or waived                                                              (7,247)
Less expenses paid indirectly                                                                   (226)
                                                                                        -------------
Total expenses                                                                                 46,461
                                                                                        -------------

Net Investment Loss                                                                          (14,665)
                                                                                        ------------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments                                                            (483,023)
Net change in unrealized appreciation/depreciation of investments                         (5,552,381)
                                                                                        ------------

Net Realized and Unrealized Loss on Investments                                           (6,035,404)
                                                                                        ------------

Net Decrease in Net Assets Resulting from Operations                                      (6,050,069)
                                                                                        ------------

                             See accompanying notes

Delaware Diversified Growth Fund
Statements of Changes in Net Assets

                                                                                Six Months Ended       Year Ended
                                                                                    3/31/01              9/30/00
                                                                                -----------------------------------
                                                                                  (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment loss                                                                    ($14,665)         ($34,481)
Net realized gain (loss) on investments                                                (483,023)        1,440,111
Net change in unrealized appreciation/depreciation of investments                    (5,552,381)        1,382,384
                                                                                -----------------------------------
Net decrease in net assets resulting from operations                                 (6,050,069)        2,788,014
                                                                                -----------------------------------
Dividends and Distributions to Shareholders from:
Net investment income:
       Class A                                                                               --               (29)
       Institutional Class                                                                   --           (12,681)
Net realized gain on investments:
       Class A                                                                               --            (1,070)
       Institutional Class                                                           (1,462,029)         (475,552)
                                                                                -----------------------------------
                                                                                     (1,462,029)         (489,332)
                                                                                -----------------------------------
Capital Share Transactions:
Proceeds from shares sold:
       Class A                                                                            1,960            54,894
       Institutional Class                                                            3,600,000         3,200,110

Net asset value of shares issued upon reinvestment of dividends and distributions:
       Class A                                                                            4,748             1,099
       Institutional Class                                                            1,457,281           488,233
                                                                                -----------------------------------
                                                                                      5,063,989         3,744,336
                                                                                -----------------------------------
Cost of shares repurchased:
       Class A                                                                               --           (23,590)
       Institutional Class                                                                   --        (2,300,000)
                                                                                -----------------------------------
                                                                                             --        (2,323,590)
                                                                                -----------------------------------
Increase in net assets derived from capital share transactions                        5,063,989         1,420,746
                                                                                -----------------------------------
Net Increase (Decrease) in Net Assets                                                (2,448,109)        3,719,428
Net Assets:
Beginning of period                                                                  14,615,420        10,895,992
                                                                                -----------------------------------
End of period                                                                       $12,167,311       $14,615,420
                                                                                -----------------------------------

                             See accompanying notes

Delaware Diversified Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                           Class A
                                                              -------------------------------------------------------------------
                                                                                                                       Period
                                                              Six Months                                              12/2/96(2)
                                                               Ended (1)                   Year Ended                     to
                                                                3/31/01         9/30/00      9/30/99     9/30/98        9/30/97
                                                              -------------------------------------------------------------------
                                                              (Unaudited)
Net asset value, beginning of period                          $ 12.350          $10.300      $ 8.990    $ 10.160       $ 8.500

Income (loss) from investment operations:
  Net investment income (loss) (3)                              (0.011)          (0.032)       0.036       0.082         0.067
  Net realized and unrealized gain (loss) on investments        (5.484)           2.544        1.354      (0.755)        1.601
                                                              -------------------------------------------------------------------
  Total from investment operations                              (5.495)           2.512        1.390      (0.673)        1.668
                                                              -------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income                              --           (0.012)      (0.080)     (0.076)       (0.008)
  Distributions from net realized gain on investments           (0.105)          (0.450)          --      (0.421)           --
                                                              -------------------------------------------------------------------
  Total dividends and distributions                              (0.105)          (0.462)      (0.080)     (0.497)       (0.008)
                                                              -------------------------------------------------------------------
Net asset value, end of period                                 $  6.750          $12.350      $10.300    $  8.990       $10.160
                                                              -------------------------------------------------------------------
Total return (4)                                                 (38.28%)          24.61%       15.52%      (6.91%)       19.64%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)                      $     31          $    47      $    10    $     12       $     8
  Ratio of expenses to average net assets                          0.75%            0.75%        0.75%       0.75%         0.75%
  Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                         0.87%            1.13%        1.28%       2.28%         1.70%
  Ratio of net investment income (loss) to average net assets     (0.24%)          (0.26%)       0.36%       0.83%         0.91%
  Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly       (0.36%)          (0.64%)      (0.17%)     (0.70%)       (0.03%)

Portfolio turnover                                                   53%              91%         120%        163%           84%

----------
(1) Ratios have been annualized and total return annualized.

(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information for the periods ended Septemeber 30, 1998, 1999, and 2000 and March 31, 2001.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. The returns reflect a waiver and payment of fees by the manager.

                             See accompanying notes

Delaware Diversified Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                          Institutional Class
                                                                     -----------------------------------------------------------
                                                                                                                       Period
                                                                      Six Months                                     12/2/96 (2)
                                                                      Ended (1)    Year Ended                            to
                                                                       3/31/01      9/30/00      9/30/99   9/30/98     9/30/97
                                                                     -----------------------------------------------------------
                                                                      (Unaudited)
Net asset value, beginning of period                                    $12.350        $10.300     $ 8.990   $10.160     $ 8.500

Income (loss) from investment operations:
  Net investment income (loss) (3)                                       (0.011)        (0.032)      0.036     0.082       0.067
  Net realized and unrealized gain (loss) on investments                 (4.459)         2.544       1.354    (0.755)      1.601
                                                                     -----------------------------------------------------------
  Total from investment operations                                       (4.470)         2.512       1.390    (0.673)      1.668
                                                                     -----------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income                                       --         (0.012)     (0.080)   (0.076)     (0.008)
  Distributions from net realized gain on investments                    (1.130)        (0.450)         --    (0.421)         --
                                                                     -----------------------------------------------------------
  Total dividends and distributions                                      (1.130)        (0.462)     (0.080)   (0.497)     (0.008)
                                                                     -----------------------------------------------------------

Net asset value, end of period                                          $ 6.750        $12.350     $10.300   $ 8.990     $10.160
                                                                     -----------------------------------------------------------

Total return (4)                                                         (38.28%)        24.61%      15.52%    (6.91%)     19.64%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)                               $12,136        $14,568     $10,886   $ 2,227      $2,393
  Ratio of expenses to average net assets                                  0.75%          0.75%       0.75%     0.75%       0.75%
  Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly                                            0.87%          0.83%       0.98%     1.98%       1.40%
  Ratio of net investment income (loss) to average net assets             (0.24%)        (0.26%)      0.36%     0.83%       0.91%
  Ratio of net investment income (loss) to average net assets prior to
   expense limitation and expenses paid indirectly                        (0.36%)        (0.34%)      0.13%    (0.40%)      0.27%
  Portfolio turnover                                                         53%            91%        120%      163%         84%

(1)  Ratios have been annualized and total return has not been annualized.

(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information for the periods ended Septemeber 30, 1998, 1999, and 2000 and March 31, 2001.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. The returns reflect a waiver and payment of fees by the manager.

                             See accompanying notes

Delaware Diversified Growth Fund
Notes to Financial Statements
March 31, 2001

Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware business trust, and offers two series: Delaware Diversified Growth Fund and Delaware Growth Opportunities Fund. These financial statements and the related notes pertain to the Delaware Diversified Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A , Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of March 31, 2001, only the Class A and Institutional Class have commenced operations.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Delaware Diversified Growth Fund
Notes to Financial Statements (continued)

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $142 for the six-month period ended March 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the six-month period ended March 31, 2001, were approximately $84. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Trust and the investment manager, an annual fee which is calculated at the rate of 0.65% on the first $500 million of the average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through May 31, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected voluntarily to waive such fees at this time. No distribution expenses are paid by Institutional Class shares.

At March 31, 2001, the Fund had liabilities payable to affiliates as follows:

                           Dividend disbursing,
Investment                 transfer agent fees,            Other expenses
Management fee             accounting and other            payable to
Payable to DMC             expenses payable to DSC         DMC and affiliates
-----------------------------------------------------------------------------
   $6,926                         $937                           $301

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments

Delaware Diversified Growth Fund
Notes to Financial Statements (continued)

For the six months ended March 31, 2001, the Fund made purchases of $6,865,809 and sales of $3,338,232 of investment securities other than U.S. government securities and short-term investments.

At March 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At March 31, 2001, the cost of investments was $16,040,793. At March 31, 2001, the net unrealized appreciation (depreciation) was ($3,857,962) of which $248,354 related to unrealized appreciation of investments and $4,106,316 related to unrealized depreciation of investments.

4. Capital Shares

Transactions in capital shares were as follows:

                                                                           Six Months                   Year
                                                                             Ended                     Ended
                                                                            3/31/01                   9/30/00
                                                                       -----------------------------------------
Shares sold:
        Class A.....................................                            285                     4,654
        Institutional Class.........................                        465,438                   267,920

Shares issued upon reinvestment of dividends and distributions:
       Class A......................................                            497                        93
       Institutional Class..........................                        152,595                    41,517
                                                                       -----------------------------------------
                                                                            618,814                   314,184
                                                                       -----------------------------------------
Shares repurchased:
       Class A......................................                             --                   (1,883)
       Institutional Class..........................                             --                 (186,235)
                                                                       -----------------------------------------
                                                                                 --                 (188,118)
                                                                       -----------------------------------------
Net increase (decrease)                                                     618,814                 (126,066)
                                                                       =========================================

4. Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of March 31, 2001, or at any time during the six months.